EXHIBIT 10.31

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JOHN L. WALSH

John L. Walsh is President and Chief Executive Officer of UGI Corporation. Mr. Walsh has an oral compensation arrangement with UGI Corporation, which includes the following:

Mr. Walsh:

1.	is entitled to an annual base salary, which for fiscal year 2019 was $1,244,719;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.	participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.
participates in UGI Corporation’s benefit plans, including the UGI Pension Plan, Senior Executive Employee Severance Plan, Supplemental Executive Retirement Plan, UGI Savings Plan, and Supplemental Savings Plan.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
TED J. JASTRZEBSKI

Ted J. Jastrzebski is Chief Financial Officer of UGI Corporation. Mr. Jastrzebski has an oral compensation arrangement with UGI Corporation, which includes the following:

Mr. Jastrzebski:

1.	is entitled to an annual base salary, which for fiscal year 2019 was $658,125;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.	participates in the UGI Corporation 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the 2009 Supplemental Executive Retirement Plan for New Employees.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
ROGER PERREAULT

Roger Perreault is Executive Vice President, Global LPG of UGI Corporation and President of UGI International, LLC. Mr. Perreault has an oral compensation arrangement with UGI Corporation, which includes the following:

Mr. Perreault:

1.	is entitled to an annual base salary, which for fiscal year 2019 was $630,000;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.	participates in the UGI Corporation 2013 Omnibus Incentive Compensation Plan, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan, 2009 Supplemental Executive Retirement Plan for New Employees, and UGI Savings Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
HUGH J. GALLAGHER

Hugh J. Gallagher is President and Chief Executive Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Gallagher has an oral compensation arrangement with AmeriGas Propane, Inc., which includes the following:

Mr. Gallagher:

1.	is entitled to an annual base salary, which for fiscal year 2019 was $460,000;

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plan, the 2010 Long-Term Incentive Plan, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Propane, Inc., AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Senior Executive Employee Severance Plan, and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
MONICA M. GAUDIOSI

Monica M. Gaudiosi is Vice President, General Counsel and Secretary of UGI Corporation. Ms. Gaudiosi has an oral compensation arrangement with UGI Corporation, which includes the following:

Ms. Gaudiosi:

1.	is entitled to an annual base salary, which for fiscal year 2019 was $489,605;

2.
participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.	participates in UGI Corporation’s long-term compensation plans, UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and UGI Corporation’s 2013 Omnibus Incentive Compensation Plan;

4.	will receive cash benefits upon termination of her employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan, 2009 Supplemental Executive Retirement Plan for New Employees, and UGI Savings Plan.